BLACKROCK ETF TRUST

iShares U.S. Industry Rotation Active ETF

(the “Fund”)

Supplement dated September 29, 2025 to the Statement of Additional Information (“SAI”)

of the Fund, dated November 27, 2024, as amended or supplemented to date

Effective immediately, the following changes are made to the Fund’s SAI:

The section entitled “Investment Advisory, Administrative and Distribution Services — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers. As of July 31, 2024, the individuals named as Portfolio Managers in the Fund’s Prospectus were also primarily responsible for the day-to-day management of other BlackRock funds and certain other types of portfolios and/or accounts as follows:

Michele Freed Types of Accounts	Number	Total Assets
Registered Investment Companies	4	$4.26 Billion
Other Pooled Investment Vehicles	6	3.78 Billion
Other Accounts	0	0

Michael Gates, CFA Types of Accounts	Number	Total Assets
Registered Investment Companies	5	$4.25 Billion
Other Pooled Investment Vehicles	6	3.78 Billion
Other Accounts	0	0

Lisa O’Connor, CFA Types of Accounts	Number	Total Assets
Registered Investment Companies	24	$81.25 Billion
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Phil Hodges* Types of Accounts	Number	Total Assets
Registered Investment Companies	3	$26.66 Billion
Other Pooled Investment Vehicles	28	12.43 Billion
Other Accounts	14	7.86 Billion

*	Information provided is as of July 31, 2025.

Pursuant to BFA’s policy, investment opportunities are allocated equitably among the Fund and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply in the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Fund, seeking such investment opportunity. As a consequence, from time to time the Fund may receive a smaller allocation of an investment opportunity than it would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Fund, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or its affiliates, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BFA or its affiliates a performance-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with a performance-based fee would pay BFA or its affiliates a portion of that portfolio’s or account’s gains, or would pay BFA or its affiliates more for its services than would otherwise be the case if BFA or any of its affiliates meets or exceeds specified performance targets. Performance-based fee arrangements could present an incentive for BFA or its affiliates to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BFA and each of its affiliates have an obligation to allocate resources and opportunities equitably among portfolios and accounts and intend to do so, shareholders of the Fund should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including performance-based fee arrangements, there is the potential for a conflict of interest, which may result in the Portfolio Managers favoring those portfolios or accounts with performance-based fee arrangements.

The tables below show, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above tables and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of July 31, 2024:

Michele Freed

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Michael Gates, CFA

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Lisa O’Connor, CFA

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	0	0
Other Accounts	0	0

Phil Hodges*

Types of Accounts	Number of Other Accounts with Performance Fees Managed by Portfolio Manager	Aggregate of Total Assets
Registered Investment Companies	0	$0
Other Pooled Investment Vehicles	3	1.19 Billion
Other Accounts	0	0

*	Information provided as of July 31, 2025.

The first sentence of the sub-section entitled “Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the Portfolio Managers’ compensation as of July 31, 2025.

The sub-section entitled “Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance is generally assessed over trailing 1-, 3-, and 5-year periods relative to applicable benchmarks. The relative benchmarks for these portfolio managers are:

Portfolio Managers	Benchmarks
Michael Gates, CFA Michele Freed Lisa O’ Connor, CFA	A combination of market-based indices (MSCI All-Country World, MSCI USA, Bloomberg U.S. Universal Index) and certain customized indices.
Phil Hodges	A combination of market-based indices (S&P500, MSCI All Country World Index, MSCI US Index, Bloomberg US Aggregate Bond Index, ICE BofA 3-Month U.S. Treasury Bill Index) and certain customized indices.

Shareholders should retain this Supplement for future reference.

SAI-INRO-0925SUP

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